For the three months ended March 31, 2012, the	The equity market experienced its best first quarter
net asset value per Common Share increased	in more than a decade, and General American par-
13.7%, while the investment return to our	ticipated fully in the advance. Against the backdrop
stockholders increased by 16.4%. By comparison,	of promised easy money for an extended period,
our benchmark, the Standard & Poor’s 500 Stock	moderating concerns in the euro zone together with
Index (including income), increased 12.6%. For the	our ongoing slow recovery appear to be supporting
twelve months ended March 31, 2012, the return on	equity prices.
the net asset value per Common Share increased by
4.6%, and the return to our stockholders increased by	While corporate profit margins are likely to shrink
4.4%; these compare with an increase of 8.5% for the	from current record levels as labor markets stabilize
S&P 500. During both periods, the discount at which	and the costs of production rise, earnings on a per
our shares traded continued to fluctuate and on March	share basis are likely to hold up, buoyed by volume
31, 2012, it was 14.4%.	growth and share buy-backs. Though it remains to
be seen if the market can stand on its own two feet
As detailed in the accompanying financial statements	without central bank support, valuations are not yet
(unaudited), as of March 31, 2012, the net assets	expensive by most measures, with ample room for
applicable to the Company’s Common Stock were	multiples to move higher, toward their long-term
$987,992,055 equal to $33.86 per Common Share.	averages.

The increase in net assets resulting from operations	Information about the Company, including our
for the three months ended March 31, 2012 was	investment objectives, operating policies and
$117,487,714. During this period, the net realized	procedures, investment results, record of dividend
gain on investments sold was $27,310,127, and	and distribution payments, financial reports and press
the increase in net unrealized appreciation was	releases, is on our website and has been updated
$93,207,262. Net investment loss for the	through March 31, 2012. It can be accessed on the
three months was $201,682, and distributions to	internet at www.generalamericaninvestors.com.
Preferred Stockholders amounted to $2,827,993.
By Order of the Board of Directors,
During the three months, 587,157 shares of the
Company’s Common Stock were repurchased for	GENERAL AMERICAN INVESTORS COMPANY, INC.
$16,033,029 at an average discount from net asset	Spencer Davidson
value of 14.9%	Chairman of the Board
and Chief Executive Officer
April 11, 2012

			Value
Shares	COMMON STOCKS		(note 1a)
AEROSPACE/DEFENSE (2.7%)
325,000	United Technologies Corporation	(Cost $22,957,205)	$26,955,500

COMMUNICATIONS AND INFORMATION SERVICES (6.9%)
960,000	Cisco Systems, Inc.		20,304,000
700,000	QUALCOMM Incorporated		47,642,000
		(Cost $38,582,394)	67,946,000

COMPUTER SOFTWARE AND SYSTEMS (8.5%)
50,000	Apple Inc. (a)		29,977,500
825,000	Dell Inc. (a)		13,690,875
770,000	Microsoft Corporation		24,836,350
230,000	Teradata Corporation (a)		15,674,500
		(Cost $55,091,257)	84,179,225

CONSUMER PRODUCTS AND SERVICES (13.8%)
350,000	Diageo plc ADR		33,775,000
450,000	Nestle S.A.		28,043,312
325,000	PepsiCo, Inc.		21,563,750
206,000	Towers Watson & Co. Class A		13,610,420
722,894	Unilever N.V.		24,739,377
275,713	Visteon Corporation (a)		14,612,789
		(Cost $98,895,863)	136,344,648

DIVERSIFIED (1.4%)
110	Berkshire Hathaway Inc. Class A (a)	(Cost $1,250,573)	$13,409,000

ENVIRONMENTAL CONTROL (INCLUDING SERVICES) (5.2%)
957,100	Republic Services, Inc.		29,248,976
630,000	Waste Management, Inc.		22,024,800
		(Cost $39,190,474)	51,273,776

FINANCE AND INSURANCE (25.1%)
BANKING (4.3%)
500,000	Bond Street Holdings LLC (a) (b)		9,000,000
520,000	JPMorgan Chase & Co.		23,909,600
110,000	M&T Bank Corporation		9,556,800
		(Cost $31,140,007)	42,466,400
INSURANCE (11.6%)
875,000	Arch Capital Group Ltd. (a)		32,585,000
245,000	Everest Re Group, Ltd.		22,667,400
53,500	Forethought Financial Group, Inc. Class A (a) (c)		12,037,500
325,000	MetLife, Inc.		12,138,750
285,000	PartnerRe Ltd.		19,348,650
435,000	Platinum Underwriters Holdings, Ltd.		15,877,500
		(Cost $60,650,358)	114,654,800
OTHER (9.2%)
315,000	American Express Company		18,225,900
330,492	Aon Corporation		16,213,937
1,666,667	Epoch Holding Corporation		39,800,008
645,000	Nelnet, Inc.		16,711,950
		(Cost $36,368,971)	90,951,795
		(Cost $128,159,336)	248,072,995

			Value
Shares	COMMON STOCKS (continued)		(note 1a)
HEALTH CARE / PHARMACEUTICALS (4.2%)
150,000	Celgene Corporation (a)		$11,628,000
529,900	Cytokinetics, Incorporated (a)		609,385
214,300	Gilead Sciences, Inc. (a)		10,470,698
413,800	Intercell AG (a)		1,527,232
755,808	Pfizer Inc.		17,115,272
4,883	Poniard Pharmaceuticals, Inc. (a)		4,834
		(Cost $43,265,395)	41,355,421

MACHINERY AND EQUIPMENT (3.7%)
1,200,000	ABB Ltd. ADR		24,492,000
900,000	The Manitowoc Company, Inc.		12,474,000
		(Cost $23,703,922)	36,966,000

METALS AND MINING (2.2%)
467,700	Alpha Natural Resources, Inc. (a)		7,113,717
200,000	Freeport-McMoRan Copper & Gold Inc.		7,608,000
150,000	Nucor Corporation		6,442,500
		(Cost $37,134,911)	21,164,217

MISCELLANEOUS (4.2%)
	Other (d)	(Cost $41,006,808)	41,407,382

OIL AND NATURAL GAS (INCLUDING SERVICES) (10.6%)
296,478	Apache Corporation		29,778,250
300,000	Canadian Natural Resources Limited		9,954,000
130,062	Devon Energy Corporation		9,250,010
750,000	Halliburton Company		24,892,500
2,050,000	Weatherford International Ltd. (a)		30,934,500
		(Cost $74,984,196)	104,809,260

RETAIL TRADE (16.1%)
394,500	Costco Wholesale Corporation		35,820,600
460,000	Target Corporation		26,804,200
2,140,708	The TJX Companies, Inc.		85,007,515
191,050	Wal-Mart Stores, Inc.		11,692,260
		(Cost $49,050,347)	159,324,575

SEMICONDUCTORS (2.9%)
575,000	ASML Holding N.V.	(Cost $13,463,950)	28,830,500

TECHNOLOGY (1.3%)
750,000	International Game Technology	(Cost $8,678,620)	12,592,500
TOTAL COMMON STOCKS (108.8%)		(Cost $675,415,251)	1,074,630,999

Warrants	WARRANT
BANKING (0.3%)
225,000	JPMorgan Chase & Co., expires 10/28/2018 (a)	(Cost $2,865,853)	3,010,500

			Value
Shares	SHORT-TERM SECURITY AND OTHER ASSETS		(note 1a)
107,427,994	SSgA U.S. Treasury Money Market Fund (10.9%)	(Cost $107,427,994)	$107,427,994
TOTAL INVESTMENTS (e) (120.0%)		(Cost $785,709,098)	1,185,069,493
Liabilities in excess of cash, receivables and other assets (-0.7%)			(6,960,263)
PREFERRED STOCK (-19.3%)			(190,117,175)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)			$987,992,055

ADR - American Depository Receipt (a) Non-income producing security.

(b) Level 3 fair value measurement, restricted security acquired 11/4/09, aggregate cost $10,000,000, unit cost is $20.00 per share and fair value is $18.00 per share, note 2. Fair value is based upon bid and/or transaction prices provided via the NASDAQ OMX PORTAL Alliance trading and transfer system for privately placed equity securities traded in the over-the-counter market among qualified investors and an evaluation of book value per share.

(c) Level 3 fair value measurement, restricted security acquired 11/3/09, aggregate cost $10,748,000, unit cost is $200.90 per share and fair value is $225.00 per share, note 2. Fair valuation is based upon a market approach using valuation metrics (market price-earnings and market price-book value multiples), and changes therein, relative to a peer group of companies established by the underwriters as well as actual transaction prices resulting from limited trading in the security.

(d) Securities which have been held for less than one year, not previously disclosed, and not restricted.

(e) At March 31, 2012: the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes, aggregate gross unrealized appreciation was $441,252,422, aggregate gross unrealized depreciation was $41,892,027, and net unrealized appreciation was $399,360,395.

(see notes to financial statements)

	SHARES	SHARES
DECREASES	TRANSACTED	HELD
ELIMINATIONS
The Travelers Companies, Inc.	150,000	—
Xerox Corporation	1,650,000	—

REDUCTIONS
Apple Inc.	10,000	50,000
Celgene Corporation	20,000	150,000
Gilead Sciences, Inc.	350,200	214,300
The TJX Companies, Inc.	871,692	2,140,708
Wal-Mart Stores, Inc.	121,950	191,050

(a) Common shares unless otherwise noted; excludes transactions in Common Stocks - Miscellaneous - Other.

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of March 31, 2012 is shown in the following table.
			PERCENT COMMON
INDUSTRY CATEGORY	COST(000)	VALUE(000)	NET ASSETS*
Finance and Insurance
Banking	$34,006	$45,477	4.6%
Insurance	60,650	114,655	11.6
Other	36,369	90,952	9.2
	131,025	251,084	25.4
Retail Trade	49,050	159,325	16.1
Consumer Products and Services	98,896	136,345	13.8
Oil and Natural Gas (Including Services)	74,984	104,809	10.6
Computer Software and Systems	55,091	84,179	8.5
Communications and Information Services	38,582	67,946	6.9
Environmental Control (Including Services)	39,191	51,274	5.2
Health Care/Pharmaceuticals	43,265	41,355	4.2
Machinery and Equipment	23,704	36,966	3.7
Miscellaneous**	41,007	41,407	4.2
Semiconductors	13,464	28,830	2.9
Aerospace/Defense	22,957	26,956	2.7
Metals and Mining	37,135	21,164	2.2
Diversified	1,251	13,409	1.4
Technology	8,679	12,592	1.3
	678,281	1,077,641	109.1
Short-Term Securities	107,428	107,428	10.9
Total Investments	$785,709	1,185,069	120.0
Other Assets and Liabilities - Net		(6,960)	(0.7)
Preferred Stock		(190,117)	(19.3)
Net Assets Applicable to Common Stock		$987,992	100.0%

* Net Assets applicable to the Company’s Common Stock.
** Securities which have been held for less than one year, not previously disclosed, and not restricted.

(see notes to financial statements)

ASSETS
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $675,415,251)		$1,074,630,999
Warrant (cost $2,865,853)		3,010,500
Money market fund (cost $107,427,994)		107,427,994
Total investments (cost $785,709,098)		1,185,069,493
RECEIVABLES AND OTHER ASSETS
Dividends, interest and other receivables	$1,005,370
Qualified pension plan asset, net excess funded (note 7)	961,952
Prepaid expenses and other assets	2,068,141	4,035,463
TOTAL ASSETS		1,189,104,956
LIABILITIES
Payable for securities purchased	1,130,399
Accrued preferred stock dividend not yet declared	219,955
Accrued supplemental pension plan liability (note 7)	4,205,142
Accrued supplemental thrift plan liability (note 7)	3,657,162
Accrued expenses and other liabilities	1,783,068
TOTAL LIABILITIES		10,995,726
5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,604,687 shares at a liquidation value of $25 per share (note 5)		190,117,175
NET ASSETS APPLICABLE TO COMMON STOCK - 29,179,232 shares (note 5)		$987,992,055
NET ASSET VALUE PER COMMON SHARE		$33.86
NET ASSETS APPLICABLE TO COMMON STOCK
Common Stock, 29,179,232 shares at par value (note 5)	$29,179,232
Additional paid-in capital (note 5)	540,937,916
Undistributed net investment income (note 5)	1,084,362
Undistributed realized gain on investments	28,163,292
Accumulated other comprehensive income (note 7)	(7,685,194)
Unallocated distributions on Preferred Stock	(3,047,948)
Unrealized appreciation on investments	399,360,395
NET ASSETS APPLICABLE TO COMMON STOCK		$987,992,055

(see notes to financial statements)

INCOME
Dividends (net of foreign withholding taxes of $31,973)	$3,666,934
Interest	2,242	$3,669,176
EXPENSES
Investment research	2,331,096
Administration and operations	870,802
Office space and general	413,449
Directors’ fees and expenses	69,866
Transfer agent, custodian and registrar fees and expenses	54,297
Auditing and legal fees	48,000
Miscellaneous taxes	44,219
Stockholders’ meeting and reports	39,129	3,870,858
NET INVESTMENT LOSS		(201,682)
REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1, 3 AND 4)
Net realized gain on investments:
Securities transactions (long-term, except for $950)	27,634,930
Written option transactions (notes 1b and 4)	(324,803)
	27,310,127
Net increase in unrealized appreciation on investments	93,207,262
NET GAIN ON INVESTMENTS		120,517,389
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(2,827,993)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$117,487,714

	Three Months Ended
	March 31, 2012	Year Ended
OPERATIONS	(Unaudited)	December 31, 2011
Net investment income (loss)	($201,682)	$5,295,369
Net realized gain on investments	27,310,127	19,507,647
Net increase (decrease) in unrealized appreciation	93,207,262	(42,899,858)
	120,315,707	(18,096,842)
Distributions to Preferred Stockholders:
From net investment income	—	(3,326,632)
From short-term capital gains	—	(249,312)
From long-term capital gains	—	(7,736,028)
Unallocated distributions	(2,827,993)	—
Decrease in net assets from Preferred distributions	(2,827,993)	(11,311,972)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	117,487,714	(29,408,814)
OTHER COMPREHENSIVE INCOME - Funded status of defined benefit plans (note 7)	—	(2,864,213)
DISTRIBUTIONS TO COMMON STOCKHOLDERS
From net investment income	—	(4,388,308)
From short-term capital gains	—	(328,878)
From long-term capital gains	—	(10,204,952)
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS	—	(14,922,138)
CAPITAL SHARE TRANSACTIONS (NOTE 5)
Value of Common Shares issued in payment of dividends and distributions	—	7,094,056
Cost of Common Shares purchased	(16,033,029)	(24,302,457)
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS	(16,033,029)	(17,208,401)
NET INCREASE (DECREASE) IN NET ASSETS	101,454,685	(64,403,566)
NET ASSETS APPLICABLE TO COMMON STOCK
BEGINNING OF PERIOD	886,537,370	950,940,936
END OF PERIOD (including undistributed net investment income of $1,084,362 and
$1,286,147, respectively)	$987,992,055	$886,537,370

(see notes to financial statements)

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the three months ended
March 31, 2012 and for each year in the five-year period ended December 31, 2011. This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	Three Months
	Ended
	March 31, 2012	Year Ended December 31,
	(Unaudited)	2011	2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$29.78	$31.26	$27.50	$21.09	$38.10	$40.54
Net investment income (loss)	(.01)	.18	.19	.11	.42	.31
Net gain (loss) on securities -
realized and unrealized	4.19	(.68)	4.37	6.94	(16.15)	3.39
Other comprehensive income	—	(.10)	—	.07	(.25)	.02
	4.18	(.60)	4.56	7.12	(15.98)	3.72
Distributions on Preferred Stock:
Dividends from net investment income	—	(.11)	(.07)	(.11)	(.11)	(.02)
Distributions from net short-term capital gains	—	(.01)	(.03)	(.05)	—	(.03)
Distributions from net long-term capital gains	—	(.26)	(.27)	(.19)	(.27)	(.36)
Distributions from return of capital	—	—	—	(.01)	—	—
Unallocated	(.10)	—	—	—	—	—
	(.10)	(.38)	(.37)	(.36)	(.38)	(.41)
Total from investment operations	4.08	(.98)	4.19	6.76	(16.36)	3.31
Distributions on Common Stock:
Dividends from net investment income	—	(.15)	(.08)	(.10)	(.19)	(.33)
Distributions from net short-term capital gains	—	(.01)	(.03)	(.05)	—	(.38)
Distributions from net long-term capital gains	—	(.34)	(.32)	(.19)	(.46)	(5.04)
Distributions from return of capital	—	—	—	(.01)	—	—
	—	(.50)	(.43)	(.35)	(.65)	(5.75)
Net asset value, end of period	$33.86	$29.78	$31.26	$27.50	$21.09	$38.10
Per share market value, end of period	$29.00	$24.91	$26.82	$23.46	$17.40	$34.70

TOTAL INVESTMENT RETURN - Stockholder
return, based on market price per share	16.42%*	(5.29%)	16.24%	36.86%	(48.20%)	8.72%

RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock,
end of period (000’s omitted)	$987,992	$886,537	$950,941	$864,323	$674,598	$1,202,923
Ratio of expenses to average net assets
applicable to Common Stock	1.65%**	1.39%	1.54%	1.93%	0.87%	1.11%
Ratio of net income to average net assets
applicable to Common Stock	(0.08%)**	0.56%	0.66%	0.46%	1.31%	0.78%
Portfolio turnover rate	0.93%*	11.17%	18.09%	24.95%	25.52%	31.91%
PREFERRED STOCK
Liquidation value, end of period (000’s omitted)	$190,117	$190,117	$190,117	$190,117	$199,617	$200,000
Asset coverage	620%	566%	600%	555%	438%	701%
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$25.61	$25.47	$24.95	$24.53	$21.90	$21.99
*Not annualized
**Annualized

(see notes to financial statements)

1. SIGNIFICANT ACCOUNTING POLICIES - General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversifi ed management investment company. It is internally managed by its offi cers under the direction of the Board of Directors.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires man-
agement to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the offi cial closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-
the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The
Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change signifi cantly, the price of certain foreign securities may be adjusted to refl ect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value. Special holdings (restricted securities) and other securities for which quotations are not readily available are valued at fair value determined in good faith pursuant to specifi c procedures appropriate to each security as established by and under the general supervision of the Board of Directors.

b. OPTIONS The Company may purchase and write (sell) put and call options. The Company typically purchases put options or writes call options to hedge the value of portfolio investments while it typically purchases call options and writes put options to obtain equity market exposure under specifi ed circumstances. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities.
Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed under cost of investments on the Statement of Assets and
Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for written option activity.

c. SECURITY TRANSACTIONS AND INVESTMENT INCOME Security transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and pre-
mium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represent amortized cost.

d. FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation.
Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S.
companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervi-
sion and regulation of foreign securities markets.

e. DIVIDENDS AND DISTRIBUTIONS The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distributions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Distributions for tax and book purposes are substantially the same. Permanent book/tax differences relating to income and gains are reclassifi ed to paid-in capital as they arise.

f. FEDERAL INCOME TAXES The Company’s policy is to fulfi ll the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, man-
agement has analyzed the Company’s tax positions taken or expected to be taken on Federal and State income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

g. CONTINGENT LIABILITIES Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifi ca-
tions. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnifi cation provisions and expects the risk of loss thereunder to be remote.

2. FAIR VALUE MEASUREMENTS - Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1.00 per share),
Level 2 - other signifi cant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and
Level 3 - signifi cant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of March 31, 2012:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,053,593,499	—	$21,037,500	$1,074,630,999
Warrant	3,010,500	—	—	3,010,500
Money market fund	107,427,994	—	—	107,427,994
Total	$1,164,031,993	—	$21,037,500	$1,185,069,493

The aggregate value of Level 3 portfolio investments changed during the three months ended March 31, 2012 as follows:
Change in portfolio valuations using signifi cant unobservable inputs	Level 3
Fair value at December 31, 2011	$19,860,500
Net change in unrealized appreciation on investments	1,177,000
Fair value at March 31, 2012	$21,037,500
The increase in net unrealized appreciation included in the results of operations attributable to
Level 3 assets held at March 31, 2012 and reported within the caption Net change in
unrealized appreciation/depreciation in the Statement of Operations:	$1,177,000

3. PURCHASES AND SALES OF SECURITIES - Purchases and sales of securities (other than short-term securities and options) for the three months ended March 31, 2012 amounted to $9,895,878 and $84,544,235, on long transactions, respectively.

4. WRITTEN OPTIONS - Transactions in written call options during the three months ended March 31, 2012 were as follows:

	Contracts	Premiums
Options outstanding, December 31, 2011	0	$0
Options written	300	311,107
Options exercised	(100)	(101,421)
Options terminated in closing purchase transaction	(200)	(209,686)
Options outstanding, March 31, 2012	0	$0

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - The authorized capital stock of the Company consists of 50,000,000 shares of
Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock,
29,179,232 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on
March 31, 2012.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an
underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption. On December 10, 2008, the Board of
Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25.00 per share. To date,
395,313 shares have been repurchased.

The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among hold ers of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.
Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred
Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. The Company has met these require ments since the issuance of the Preferred Stock. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the
Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, gener ally, vote together with the holders of Common Stock as a single class.

Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common
Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassifi cation as a closed-end investment company or changes in its fundamental investment policies.

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - (Continued from bottom of previous page.)
The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during the three months ended March 31, 2012 and the year ended December 31, 2011 were as follows:

		Shares			Amount
	2012		2011	2012		2011
Shares issued in payment of dividends and distributions
(includes 278,416 shares issued from treasury)	—		278,416	—		$278,416
Increase in paid-in capital				—		6,815,640
Total increase				—		7,094,056

Shares purchased (at an average discount from net asset value
of 14.9% and 14.6%, respectively)	587,157		935,321	($587,157)		(935,321)
Decrease in paid-in capital				(15,445,872)		(23,367,136)
Total decrease				(16,033,029)		(24,302,457)
Net decrease				($16,033,029)		($17,208,401)

At March 31, 2012, the Company held in its treasury 2,801,640 shares of Common Stock with an aggregate cost in the amount of
$71,170,164.

6. OFFICERS’ COMPENSATION - The aggregate compensation accrued and paid by the Company during the three months ended March 31,
2012 to its offi cers (identifi ed on back cover) amounted to $1,700,583.

7. BENEFIT PLANS - The Company has funded (qualifi ed) and unfunded (supplemental) noncontributory defi ned benefi t pension plans that are available to its employees. The plans provide defi ned benefi ts based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefit cost (income) of the plans for the three months ended March 31, 2012 were:

Service cost	$124,332
Interest cost	188,571
Expected return on plan assets	(270,924)
Amortization of prior service cost	11,648
Recognized net actuarial loss	149,524
Net periodic benefi t cost	$203,151

The Company recognizes the overfunded or underfunded status of a defi ned benefi t postretirement plan as an asset or liability in the
Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other com-
prehensive income.

The Company also has funded (qualifi ed) and unfunded (supplemental) defi ned contribution thrift plans that are available to its employ-
ees. The aggregate cost of such plans for the three months ended March 31, 2012 was $528,574. The qualifi ed thrift plan acquired 7,700 shares of the Company’s Common Stock during the three months ended March 31, 2012 and held 587,544 shares of the Company’s
Common Stock at March 31, 2012.

8. OPERATING LEASE COMMITMENT - In September 2007, the Company entered into an operating lease agreement for offi ce space which expires in February 2018 and provided for future rental payments in the aggregate amount of approximately $10,755,000, net of con-
struction credits. The lease agreement contains clauses whereby the Company receives free rent for a specifi ed number of months and credit towards construction of offi ce improvements, and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in February 2013. The Company has the option to renew the lease after February 2018 for five years at market rates. Rental expense approximated $274,000 for the three months ended March 31, 2012. Minimum rental commitments under the operating lease are approximately $1,183,000 in 2013 through 2017, and $99,000 in 2018.

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5 on pages 10 and 11. Prospective purchases of Common and Preferred Stock may be at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2011 are available: (1) without charge, upon request, by calling us at our toll-free telephone num-
ber (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s
website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of Portfolio
Holdings (Form N-Q) with the Securities and Exchange Commission (“SEC”) as of the end of the first and third calendar quarters. The Company’s
Forms N-Q are available at www.generalamericaninvestors.com and on the SEC’s website: www.sec.gov. Also, Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the Company’s Form N-Q may also be obtained by calling us at 1-800-436-8401.

On April 30, 2011, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s prin-
cipal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

DIRECTORS

Spencer Davidson, Chairman
Sidney R. Knafel, Lead Independent Director
Arthur G. Altschul, Jr.	Betsy F. Gotbaum
Rodney B. Berens	Daniel M. Neidich
Lewis B. Cullman	D. Ellen Shuman
Gerald M. Edelman	Raymond S. Troubh
John D. Gordan, III

OFFICERS

Spencer Davidson, Chief Executive Officer
Jeffrey W. Priest, President
Andrew V. Vindigni, Senior Vice-President
Sally A. Lynch, Vice-President
Michael W. Robinson, Vice-President
Eugene S. Stark, Vice-President, Administration &
Chief Compliance Officer
Jesse R. Stuart, Vice-President
Diane G. Radosti, Treasurer
Carole Anne Clementi, Secretary
Craig A. Grassi, Assistant Vice-President
Maureen E. LoBello, Assistant Secretary

SERVICE COMPANIES

COUNSEL	TRANSFER AGENT AND REGISTRAR
Sullivan & Cromwell LLP	American Stock Transfer & Trust
Company, LLC
INDEPENDENTAUDITORS	59 Maiden Lane
Ernst & Young LLP	New York, NY 10038
1-800-413-5499
CUSTODIAN	www.amstock.com
State Street Bank and
Trust Company

RESULTS OF THE ANNUAL MEETING
	OF STOCKHOLDERS
The votes cast by stockholders at the Company’s annual meeting held on April 11, 2012 were as follows:
	FOR	WITHHELD
Election of Directors:
Rodney B. Berens	31,552,305	1,239,708
Lewis B. Cullman	30,109,410	2,682,603
Spencer Davidson	30,844,391	1,947,622
Gerald M. Edelman	30,472,777	2,319,236
John D. Gordan, III	30,849,867	1,942,146
Betsy F. Gotbaum	30,777,865	2,014,148
Sidney R. Knafel	30,559,680	2,232,333
Daniel M. Neidich	27,893,818	4,898,195
D. Ellen Shuman	31,230,820	1,561,193

Elected by holders of Preferred Stock only:
Arthur G. Altschul, Jr.	6,899,673	181,001
Raymond S. Troubh	6,876,489	204,185

Ratification of the selection of Ernst & Young LLP as auditors of the
Company for the year 2012:
For - 32,370,163;	Against - 216,182;	Abstain - 205,668